Exhibit 35.5

ANNUAL STATEMENT OF COMPLIANCE

OF

LNR PARTNERS, LLC

The undersigned, Job Warshaw, being the President of LNR Partners, LLC (the "Special Servicer"), as special servicer under the applicable Pooling and Servicing Agreement for the transactions listed on Schedule I hereto, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, on behalf of the Special Servicer, solely in his capacity as an authorized officer of the Special Servicer and not in his individual capacity, as follows:

1.

A review of the activities performed by the Special Servicer during the period commencing on January 1, 2020 and ending on December 31, 2020 (or any other shorter period set forth on Schedule I hereto) (the "Reporting Period"), and of the Special Servicer's performance under the Pooling and Servicing Agreement has been made under my supervision; and

2.

To the best of my knowledge, based on such review and using the applicable servicing criteria under Item 1122 of Regulation AB, the Special Servicer has fulfilled all of its obligations under the applicable Pooling and Servicing Agreement in all material respects throughout the Reporting Period.

LNR PARTNERS, LLC,
a Florida limited liability company

By:	\s\ Job Warshaw

Job Warshaw

President

Dated: February 19, 2021

Schedule I

LNR Deals	LNR Capacities
BACM 2015-UBS7 (Companion loan included in CSAIL 2015-C3)	LNR Special Servicer
CGCMT 2018-B2	LNR Special Servicer
BMARK 2018-B7	LNR Special Servicer
BMARK 2018-B7 (Companion loan included in CGCMT 2018-C6)	LNR Special Servicer
BMARK 2019-B10 (Companion loan included in CSAIL 2019-C16)	LNR Special Servicer
BMARK 2019-B10 (companion loan included in BMARK 2019-B12)	LNR Special Servicer
BMARK 2019-B9	LNR Special Servicer
BMARK 2019-B9 (Companion loan included in GSMS 2019-GC38)	LNR Special Servicer
CGCMT 2012-GC8	LNR Special Servicer
CGCMT 2013-GCJ11	LNR Special Servicer
CGCMT 2013-GC15	LNR Special Servicer
CGCMT 2013-GC17	LNR Special Servicer
CGCMT 2014-GC19	LNR Special Servicer
CGCMT 2014-GC21	LNR Special Servicer
CGCMT 2015-GC33	LNR Special Servicer
CGCMT 2015-GC33 (Companion Loans included in GSMS 2015-GS1, CGCMT 2015-GC35	LNR Special Servicer
CGCMT 2015-P1	LNR Special Servicer
CGCMT 2015-P1 (Companion loan included in CGCMT 2015-GC33)	LNR Special Servicer
CGCMT 2015-P1 (Companion loan included in WFCM 2015-NXS3)	LNR Special Servicer
CGCMT 2016-C1	LNR Special Servicer
CGCMT 2016-C1 (Companion loan included in CGCMT 2016-P4, CGCMT 2016-C2)	LNR Special Servicer

CGCMT 2016-P5	LNR Special Servicer
CGCMT 2016-P5 (Companion loan included in MSBAM 2016-C30,CGCMT 2016-P6, CGCMT 2016-C3)	LNR Special Servicer
CGCMT 2017-B1	LNR Special Servicer
CGCMT 2017-B1 (Companion loan included in CGCMT 2017-P8)	LNR Special Servicer
CGCMT 2018-B2 (Companion loan included in CSAIL 2018-CX11, BMARK 2018-B3)	LNR Special Servicer
CGCMT 2019-C7	LNR Special Servicer
CGCMT 2019-C7 (Companion loan included in CGCMT 2020-GC46)	LNR Special Servicer
COMM 2013-CCRE12 (Companion loan included in CGCMT 2013-GC17)	LNR Special Servicer
COMM 2015-CCRE22	LNR Special Servicer
COMM 2015-CCRE24 (Companion loan included in CGCMT 2015-P1)	LNR Special Servicer
CSAIL 2018-CX11	LNR Special Servicer
CSAIL 2018-CX11 (Companion loan included in CSAIL 2018-CX12)	LNR Special Servicer
CSAIL 2018-CX12	LNR Special Servicer
CSAIL 2019-C16	LNR Special Servicer
CSWF 2018-TOP	LNR Special Servicer
GSMS 2013-GC10 (Companion loan included in CGCMT 2013-GCJ11)	LNR Special Servicer
GSMS 2014-GC20	LNR Special Servicer
GSMS 2014-GC24 (Companion loan included in CGCMT 2014-GC25)	LNR Special Servicer
GSMS 2014-GC26	LNR Special Servicer
GSMS 2014-GC26 (Companion loan included in CGCMT 2015-GC27)	LNR Special Servicer
GSMS 2015-GC34 (Companion loan included in CGCMT 2015-GC35)	LNR Special Servicer

GSMS 2015-GC34 (Companion loan included in CGCMT 2015-GC35, CGCMT 2016-GC36)	LNR Special Servicer
JPMBB 2015-C32	LNR Special Servicer
JPMBB 2015-C32 (Companion loan included in CGCMT 2015-GC29)	LNR Special Servicer
JPMCC 2016-JP2 (Companion loan included in CGCMT 2016-C2, CGCMT 2016-P4)	LNR Special Servicer
JPMCC 2016-JP2 (Companion included in CGCMT 2016-P5)	LNR Special Servicer
MAD 2019-650M (companion loan included in CGCMT 2019-C7, CGCMT 2020-GC46)	LNR Special Servicer
MSBAM 2016-C30 (Companion loan included in CGCMT 2016-C3, CGCMT 2016-P5)	LNR Special Servicer
MSC 2017-HR2 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
MSC 2019-H7 (companion loans included in BMARK 2019-B12, CGCMT 2019-GC41, CGCMT 2019-GC43)	LNR Special Servicer
MSC 2019-L3 (companion loan included in CGCMT 2019-C7)	LNR Special Servicer
UBSCM 2018-C11 (Companion loan included in CSAIL 2018-CX11, CSAIL 2018-CX12)	LNR Special Servicer
WFCM 2016-C37 (Companion loan included in CGCMT 2016-C3, CGCMT 2016-P6)	LNR Special Servicer
WFCM 2016-LC25 (Companion Loan included in CGCMT 2016-C3)	LNR Special Servicer
WFCM 2017-C39	LNR Special Servicer
WFCM 2017-C39 (Companion loan included in CGCMT 2017-P8)	LNR Special Servicer
WFCM 2018-C48	LNR Special Servicer
WFCM 2018-C48 (Companion loan included in CGCMT 2018-C6)	LNR Special Servicer